Macquarie Small- & Mid- Cap Conference June 2010 Exhibit 99.1

2.
Forward-Looking Statements
This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The forward-looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of the expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, development of claims and the effect on loss reserves, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the Company's products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices,  developments relating to existing agreements, heightened competition, changes in pricing  environments, and changes in asset valuations.  The Company undertakes no obligation to publicly update any forward-looking statements as a result of events or developments subsequent to the presentation.

3.
An international specialty underwriter of property/casualty
insurance and reinsurance products
Headquartered in Bermuda
Operations in 50 states and worldwide
Total capitalization of $2.0 billion
Operations conducted through four business segments
Our Strategy
Deploy capital in the international specialty market for maximum return
Continuous focus on new business development and organic growth
Grow strategically through acquisitions
Prudent management of our balance sheet and investment portfolio
Maximize shareholder value through our focus on Return on Capital
Argo Group Today
Major business segment locations
Bermuda Headquarters
Brussels
London

4.
Argo in Perspective: Building a Specialty Platform 2002 - 2009
Commercial
Specialty
$162.3   26.1%
Risk
Management
$201.9   32.5% Excess &
Surplus
$257.9   41.5%
GWP
2002 2006 2009
Excess &
Surplus
$642.3    32.3%
Commercial
Specialty
$475.7   23.9%
Argo
International
$706.0   35.5%
Excess &
Surplus
$761.5   36.8%
Commercial
Specialty
$391.8   34.0%
(1) Includes what was the Public Entity segment and the Specialty Commercial segment.
(2) Includes Public Entity segment and Select Markets segment and excludes $2.2 million previously written under Risk Management segment.
(3) Book value per common share - outstanding, includes the impact of the Series A Mandatory Convertible Preferred Stock on an as if converted basis.
(4) Net Run-Off Reserves include Risk Management. 2002 Net Reserves for Risk Management are an appoximation based on statutory filings.
(5) Total Segment Pre-tax Operating Income calculated as the sum of the above segments' pre-tax operating incomes: excludes certain holding company expenses.
(6) Includes $0.3mm of operating income from the public entity segment.
(7) Includes $6 million of losses from the Risk Management Segment and $67.8 million of losses from runoff lines.
(8) Includes $9.9 million of losses from runoff lines and $25.5 million of pre-tax operating income from Risk Management segment.
Reinsurance
$162.9    8.2%
Financial Highlights ($ in mm, except per share data)
2002 2006 2009
Book Value per Share $23.40
(3)
$39.08
(3)
$52.36
Pre-tax Operating Income (47.7) 141.8 164.8
Total Capital 327.7 992.0 1,995.5
Net Run-Off Reserves as a % of Equity 163.1%
(4)
66.0%
(4)
26.2%
Net Run-Off Reserves as a % of Total Net Reserves 63.8%
(4)
36.5%
(4)
19.1%
Segment Contribution to Total Segment Pre-tax Operating Income
(5)
Excess & Surplus 41.6% 60.3% 33.8%
Commercial Specialty 24.3%
(6)
30.0% 23.9%
Runoff / Risk Management (165.8%)
(7)
9.3%
(8)
3.3%
Reinsurance 0.0% 0.5% 26.3%
Argo International 0.0% 0.0% 12.6%

5. Argo Today – A Diversified Business Model US International YTD as of March 31, 2010 Note: Based on gross written premiums (GWP) Insurance Reinsurance Property Casualty ~70% ~30% 14% 86% 24% 76%

6.
What We Do
Combined
Ratio*
Insureds
Segment Profile
Excess and
Surplus Lines
• Commercial Property and
Casualty on a non-admitted
basis
• Distribution through wholesale
agents and brokers
Commercial
Specialty
Argo
International
• Argo Managing Agency plc
• Short-tail risks with an
emphasis on commercial
specialty, and non-US
professional indemnity
insurance
99%
74%
Reinsurance
• Insureds include US regional
carriers and international multi-
line carriers
• Casualty clients are
predominately US Fortune
1000 companies written on a
primary basis
• Argo Re (class 4 specialty
reinsurance platform)
• Provides property CAT
reinsurance, excess casualty
116%
* GWP and Combined Ratio for YTD 2010
%
GWP*
31%
24%
14%
30%
100%
• Representative insureds
include restaurants,
contractors, day care centers,
apartment complexes, and
others
• Commercial Property and
Casualty on an admitted basis
• Distribution through select
independent agents, brokers,
wholesalers and program
managers
• Food and hospitality, specialty
retail, grocery stores, mining
industry and public entities
• Insureds include US and
international small/medium
commercial businesses,
transportation, fine arts and
specie, financial institutions and
others

Status
Combined ratio in low 90% range
Colony, Argonaut Specialty & Argo Pro
Competitive advantages
Excellent infrastructure – broad
geography
Underwriting expertise
Broad product portfolio for small account
underwriters
Controlled distribution
Wholesale agents
Benefits from a category XII ‘A’
(Excellent) rating by A.M. Best
7.
Pre-Tax Operating Income
($mm)
Excess & Surplus Lines
Largest and Most Profitable Segment
100%
Combined Ratio
89%
93% 100%
$113
$98
$65
$13
2007 2008 2009 YTD 2010

8.
Pre-Tax Operating Income
($mm)
Commercial Specialty
Specialty Niche Segment
Status
Historical combined ratio in low 90% range
Primarily admitted, retail-driven
Competitive advantages
Expertise in niche markets
– grocery stores
– mining operations
– laundry & dry cleaners
– small/medium-size public entities
Benefits from a category XII ‘A’ (Excellent)
rating by A.M. Best
89% 97%
96%
Combined Ratio
99%
$61
$43
$46
$8
2007 2008 2009 YTD 2010

9.
Status
• Underwriting on $1.2 billion of capital today
• Achieved desired diversification in second
year
• Appointed Andrew Carrier as Argo Re
President and Nigel Mortimer as head of
Excess Casualty
• New casualty underwriting team in place
Competitive advantages
• Utilize established infrastructure
• Built diversified book of business
• Proven record of leadership
• Benefits from a category XII ‘A’ (Excellent)
rating by A.M. Best
Reinsurance
Argo Re – Well Established
74%
78%
Pre-Tax Operating Income
($mm)
Combined Ratio
52%
$25
$50
$8
2008 2009 YTD 2010

10.
Status
• Acquired Heritage in May 2008
• Appointed Julian Enoizi as CEO
in June 2009
• Worldwide property
• Direct and Facultative
• North American and International
Binding Authority
• Non-U.S. liability
• Professional indemnity
• General liability
Competitive advantages
• Specialist knowledge
• Access to decision makers
• Carries the Lloyd’s market ratings
of ‘A’ (Excellent) rating by A.M.
Best, and ‘A+’ by S&P
Argo International
Lloyd’s Underwriting Agency
116%²
102%
Pre-Tax Operating Income
($mm)
Note:
1 Data is for the full year ending Dec. 31, 2008
2 Includes 22.1 points of catastrophe losses
Combined Ratio
96%
$11
$24
($11)
2008¹ 2009 YTD 2010

ARGO INTERNATIONAL

Member Argo Group

ARGO GROUP US

Get there together

ARGO RE

Member Argo Group

ARGO GROUP

Get there together

11.
Combined Business Mix
Established platform to write business
worldwide and penetrate niche markets
Specialty Insurance
Excess & Surplus Lines
Commercial Specialty
Reinsurance/Insurance
Quota share reinsurance
of business partners
Property reinsurance
Excess casualty and
professional liability insurance
Argo International (Lloyd’s)
Worldwide property insurance
Non-U.S. liability
56%
14%
30%
As of March 31, 2010

12. Growth in Key Profit Drivers Net Premium Earned Gross Written Premium Investment Income $622 $1,989 2002 2009 18% CAGR $378 $1,415 2002 2009 21% CAGR $53 $146 2002 2009 16% CAGR ($mm)

13.
$53.81
$39.08
$33.52
$30.36
$27.22
$23.40
$45.15
$44.18
$52.36
2002 2003 2004 2005 2006 2007 2008 2009 2010-Q1
Growth of Book Value
BVPS Growth Since 2002
12.2%
CAGR
* Book value per common share - outstanding, includes the impact of the Series A Mandatory Convertible Preferred Stock on
an as if converted basis.  Preferred stock had fully converted into common shares as of Dec. 31, 2007.

14.
Argo Group 2009 Financial Highlights
2008 2009 Change
Gross Written Premium
24%
Net Earned Premium 25%
Total Revenue 24%
Net Operating Income Per Share 35%
Net Income Per Share
86%
** Impacted by $17.4M of pre-tax losses from U.S. storms in Q2 and $74M from hurricanes Gustav and Ike in Q3.
Net Investment Income 3%
YTD Growth in Book Value Per Share
$  1.6B
$  1.1B
$  1.2B
$   3.17
$   2.05**
$ 150M
(2.1%)
$  2.0B
$  1.4B
$  1.5B
$   4.28
$   3.81
$ 146M
18.5%

15.
2009
Three
Months
2010
Three
Months
Change
Gross Written Premium $ 496M 18%
Net Earned Premium
$ 343M
6%
Total Revenue
$ 370M
1%
Net Operating Income Per Share $  1.13 72%
Net Income Per Share
$    0.88
24%
Net Investment Income $  39M 14%
YTD Growth in Book Value Per Share (2.2%)
Argo Group 2010 First Quarter Results
$ 405M
$ 324M
$ 372M
$  0.32
$    0.67
$  34M
2.7%

16.
Strong Balance Sheet and Capital Base
In millions except for book value and leverage data
*Includes $311.4 mm of Junior Subordinated Debentures
Dec 31, 2009
3,203
19.1%
1,996
1,615
6,897
$4,334
381
$52.36
Dec 31, 2008
2,997
24.1%
1,782
1,353
6,382
$4,001
429
$44.18
Reserves
Total Leverage*
Total Capital
Shareholders’ Equity
Total Assets
Investment Portfolio
Indebtedness*
Book Value Per Share
Mar 31, 2010
3,232
1,609
6,632
$4,289
$53.81
377
1,987
19.0%

Run-Off Reserves
Net Run-Off Reserve Summary 2003- Q1 2010
(b)
17.
$505mm
$476mm
$463mm
$402mm
$357mm
$306mm
$280mm
$273mm
$180mm
$162mm
$154mm
$157mm
$141mm
$125mm
$93mm
$82mm
$302mm
(a)
$98mm
$50mm
$42mm
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
$600.0
$700.0
$800.0
$900.0
2003 2004 2005 2006 2007 2008 2009 Q1 2010
PXRE Runoff A&E WC
$685mm
$617mm
$638mm
$529mm
$801mm
$559mm
$423mm
$397mm
Note:  WC represents Risk Management and A&E represents IROC; 12/31/2002 net runoff reserves were internally approximated to be $450mm for
Risk Management and $245mm for IROC.
(a) Includes $104.2mm of net reserves related to PXRE Reinsurance Company sold in 2008.
(b) Risk Management Reserves include reserves for other run-off lines

Net Reserves
Run-off as a % of total equity declined from 127% to 22%;
Run-off as a % of net reserves¹ declined from 71% to 16%
Note:
1    Excludes PXRE reserves
18.
$685mm
$638mm
$632mm
$564mm
$499mm
$432mm
$373mm
$355mm
$539mm
$603mm
$716mm
$848mm
$1,385mm
$1,353mm
$1,615mm
$1,609mm
$966mm
$1,061mm
$1,395mm
$1,531mm
$1,561mm
$2,018mm
$2,163mm
$2,229mm
0%
20%
40%
60%
80%
100%
120%
140%
$0mm
$600mm
$1,200mm
$1,800mm
$2,400mm
2003 2004 2005 2006 2007 2008 2009 Q1-2010
Net-Run-Off Reserves¹ Total Equity Net Reserves¹ Net-Run-Off Reserves¹ as a % Equity Net-Run-Off Reserves¹ as a % of Net Reserves¹

19.
Conservative Investment Portfolio
Fixed income (94%)
Equities (6%)
Total: $3.9bn
Total: $0.3bn
• Average Rating of AA
• Duration of 3.2 years
• Internally and externally managed
• Conservative focus on large cap
34%
15%
17%
17%
7%
U.S. Government
State / Muni
Corporate
Structured
Short Term
Other
10%
Financials
Industrial & Other
14%
86%

20.
Focus Areas for the Coming Year
• Investments in people
• Investment in IT
• Expense savings
• Controlled expansion in the US and London
• Focus on clients
• Focus on distribution partners
• Focus on the competitive environment
Internal External
Premiums / Risk Selection
Levers to Drive a Profitable Organization
Investment Leverage / Yields
Financial Leverage / Capital Structure
Infrastructure Cost

21.
Why Argo?
• Broadly diversified insurance and reinsurance platform
• Deep product expertise in niche focus areas
• Proven track record of growth and profitability
• Proven ability to manage through insurance cycle
• Prudent risk management and controls
• Strong leadership
• Significant room for future growth
• ROE driven focus

Thank you Q&A